SUPPLEMENT TO THE FIDELITY TARGET TIMELINE FUNDS(trademark)SEPTEMBER 25, 1997 PROSPECTUS
The following information supplements information found in the "Performance" section beginning on page 11.
If FMR had not reimbursed certain fund expenses during these periods, total returns would have been lower.
The following information replaces similar information found in the "Dividends, Capital Gains, and Taxes" section beginning on page 30. For federal tax purposes, the fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.
SUPPLEMENT TO THE FIDELITY TARGET TIMELINE FUNDS(trademark)
SEPTEMBER 25, 1997
STATEMENT OF ADDITIONAL INFORMATION
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "DISTRIBUTIONS AND TAXES" SECTION BEGINNING ON PAGE 19.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of the fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the fund are taxable to shareholders as dividends, not as capital gains.